Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE WESTWOOD FUNDS (the “Trust”)

Westwood Income Fund (Income Fund)

Supplement dated June 6, 2007 to the Supplement dated May 3, 2007 to the
Prospectuses each dated January 30, 2007

Effective July 1, 2007, Barbara G. Marcin will become the lead portfolio manager for the Income Fund. Mario J. Gabelli will assist Ms. Marcin on an as needed basis with the portfolio management of the Income Fund, providing research, insight, and support.

Accordingly, effective July 1, 2007, the portfolio manager information with respect to the Income Fund found in the “The Portfolio Managers” section on page 22 of the Class AAA prospectus and on page 26 of the Class A, B, C and I prospectus, as well as the portfolio manager information as it relates to the Income Fund found in the May 3, 2007 supplement, is revised to read as follows:

“Ms. Barbara G. Marcin, CFA is the lead portfolio manager of the INCOME FUND and is primarily responsible for the day-to-day investment management of the INCOME FUND. Ms. Marcin has been a Vice President with the Adviser since June 1999. Ms. Marcin served as the head of value investments at Citibank Global Asset Management, managing mid- and large-cap equity securities in value-style mutual funds and in separate accounts from 1993 until June 1999. Mario J. Gabelli assists Ms. Marcin on an as needed basis with the portfolio management of the INCOME FUND, providing research, insight, and support.”